[logo - American Funds(SM)]

The right choice for the long term(SM)

EUROPACIFIC GROWTH FUND

[photograph of schoolgirls on a field trip to the new Seoul World Cup Stadium]

Taking a company-by-company approach in Asia

Annual report for the year ended March 31, 2002

EuroPacific Growth Fund(R)

EuroPacific Growth Fund is one of the 29 American Funds,(SM) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,(SM) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

EuroPacific seeks long-term capital appreciation by investing primarily in the securities of companies based in Europe and the Pacific Basin. About half of the world's investment opportunities can be found beyond the borders of our country. As a shareholder in the fund, you have access to what we believe are the best of those opportunities.

Results at a glance
(for periods ended March 31, 2002, with all distributions reinvested)

                                                TOTAL
                                                RETURN          AVERAGE         ANNUAL         COMPOUND RETURN
                                                ONE YEAR        FIVE YEARS      TEN YEARS      LIFETIME
                                                                                               (Since April 16, 1984)
EuroPacific Growth Fund                         -2.6%           +7.2%           +10.4%         +13.7%
Morgan Stanley Capital International            -8.2            +1.6            +6.1           +10.7
EAFE(R)(Europe, Australasia, Far East)
Index
Lipper International Funds Average*             -7.5            +2.3            +6.8           +10.7
Rank versus Lipper international funds*         156 of 776      30 of 375       5 of 71        1 of 11

*Source: Lipper Inc. Figures do not reflect the effect of sales charges. Rankings are based on total return.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Results for other share classes can be found on page 39. Please see inside back cover for important information about other share classes. For the most current investment results, please refer to americanfunds.com.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.

About our cover: Schoolgirls on a field trip to the new Seoul World Cup Stadium. South Korea and Japan are co-hosting the 2002 tournament-the first time the soccer championship has been held in Asia.



FELLOW SHAREHOLDERS:

[three separate photographs of various points of interest from around the world]

Global stock markets continued to gyrate throughout EuroPacific's 2002 fiscal year. In a reporting period with no shortage of bad news, investor pessimism weighed heavily on equity prices, feeding on a dreary combination of political turmoil, weak corporate earnings and troubling accounting issues. The gloom managed to abate later in the reporting period, but not enough to fully overcome earlier losses.

That volatility-on the upside as well as the downside-was reflected in EuroPacific Growth Fund's return for the 12 months ended March 31. A 12.4% decline in the first half of the fiscal year was largely offset by strong gains in the second. The result was a 2.6% decline for the full year, including reinvestment of the December dividend of 65.5 cents a share.

While we are not happy to report even a modest drop in the value of your shares, given the extraordinarily difficult investment environment, we are gratified that our cautious stance helped protect your investment from the worst of the market storms.

EuroPacific held up better than broader international stock markets, which retreated 8.2% for the year, as measured by the Morgan Stanley Capital International (MSCI) EAFE(R) (Europe, Australasia, Far East) Index. The index, which is unmanaged, tracks 21 major markets outside the U.S. The fund also surpassed the majority of its peers; the 776 international funds tracked by Lipper fell an average of 7.5%.

The fund has maintained its advantage over longer time frames as well. As the table at left shows, it once again placed first among 11 international funds in existence throughout its lifetime-a rank it has held for 12 consecutive fiscal years-and compares favorably over other periods as well.

MARKET SEESAW

Stock markets continued to slide through the first half of the fiscal year. As the U.S. slipped into recession, earnings expectations dimmed for companies with significant interests in the world's largest economy, and forced cutbacks in workers and capital expenditures. Business conditions, and stock prices, deteriorated further with the September terrorist attacks. Then, as investors began to resign themselves to a gloomy winter, stock markets staged a turnaround amid mounting evidence that economic troubles in the U.S. had touched bottom. That rally pushed market levels higher through March 2002, although enthusiasm was tempered by concerns about corporate accounting practices. U.S. stocks ended the year on a flat note-up just 0.3%, as measured by the unmanaged Standard & Poor's 500 Composite Index.

International markets generally traced a similar seesaw pattern. In Europe, where companies had invested significantly in the U.S., economic growth stalled in response to the slowdown in this country. Interest rate cuts by the European Central Bank and the Bank of England largely failed to reignite business activity, and as production slowed and layoffs increased, investor confidence slumped badly. Although stock prices bounced back in October, they could not completely regain lost ground. Declines were relatively muted in the United Kingdom (-2.3%) and the Netherlands (-2.8%), the fund's two largest European country concentrations.* Elsewhere, markets such as France (-6.4%), Germany (-7.0%), Italy (-11.8%) and Spain (-12.7%) suffered somewhat deeper losses. With valuations in Europe at relatively attractive levels earlier in the reporting period, we added to a number of our holdings in the region.

* Country returns are based on MSCI indexes for the year ended March 31, are measured in U.S. dollars and assume reinvestment of dividends.

We are more cautious about prospects in Japan (-21.6%), which is still struggling with deflation and a stagnating economy-factors that are eroding profit margins for many corporations. Japanese companies represent about 13.5% of net assets, compared with 16.9% a year ago. While declining stock prices account for part of that change, we have also been reducing our Japanese exposure and focusing on global companies we believe can succeed even in these difficult conditions. Among them are Suzuki Motors, a fairly large holding, which managed to finish the year up 4.3%.

GAINS IN DEVELOPING MARKETS AND AUSTRALIA

Not every international market ended the 12 months on a negative note. Equity prices rebounded smartly in South Korea (+88.2%), Mexico (+34.0%) and other developing countries, benefiting a number of the fund's larger holdings-among them, Samsung Electronics, Pohang Iron & Steel, Cemex, Grupo Televiso and Telefonos de Mexico. Australian stock prices were also remarkably robust; a 9.3% appreciation in the Australian dollar boosted returns for U.S.-based investors to 20.6% from 10.3%. Finally, Canadian stocks gained 1.5% for the year.

SHORING UP THE PORTFOLIO

EuroPacific weathered the turbulence relatively well, in part because of good stock selection across a range of industries. Returns were bolstered by a number of sizable holdings that either appreciated in price during the year or declined considerably less than broader markets. In addition to the companies mentioned above, noteworthy gainers included Taiwan Semiconductor Manufacturing Company, Westpac Bank, Bank of Nova Scotia, Petrobras, Unilever and Nestle.

These bright spots notwithstanding, the majority of holdings declined for the year. Slumping ad revenues put pressure on media holdings such as Vivendi and News Corp. Vodafone and other communications-related stocks likewise languished, as the sector continues to unwind overbuilt inventories of their products. Pharmaceuticals were generally weak, although AstraZeneca, the fund's largest holding, rose modestly. Elan, the Irish drug concern, was badly affected by accounting worries and by a setback in trials for an Alzheimer's vaccine; the stock lost more than 70% of its value during the year. We continue to be optimistic about a number of products Elan is developing, and used this weakness to add to our position.

[Begin Sidebar]
Where the fund's assets were invested
(percent invested by country)

EuroPacific invests primarily in the stocks of companies based in Europe and the Pacific Basin.*

                                         EURO             PACIFIC          EAFE
                                         GROWTH           FUND             INDEX{
                                         (3/31/2002)      (3/31/2001)      (3/31/2002)
EUROPE
United Kingdom                           16.7%            16.5%            25.0%
Netherlands                              6.8              4.7              6.0
France                                   5.1              5.6              10.5
Switzerland                              3.8              2.6              7.6
Germany                                  3.6              2.5              8.0
Finland                                  2.5              2.3              2.0
Norway                                   1.8              1.3              .5
Ireland                                  1.6              2.4              .7
Sweden                                   1.2              1.3              2.3
Italy                                    1.2              1.8              4.3
Denmark                                  .9               .5               .8
Belgium                                  .7               -                1.1
Spain                                    .7               .1               3.1
Greece                                   .6               .1               .3
Russian Federation                       .5               .3               -
Other Europe                             .1               .4               .6
                                         47.8             42.4             72.8
PACIFIC BASIN
Japan                                    13.5             16.9             20.3
Mexico                                   3.7              2.4              -
Canada                                   3.5              2.9              -
Taiwan                                   3.5              3.1              -
Australia                                3.5              3.4              3.8
South Korea                              2.9              3.0              -
Hong Kong                                1.7              1.5              2.0
Singapore                                .5               -                1.0
Other Pacific Basin                      1.0              2.3              .1
                                         33.8             35.5             27.2
OTHER
Brazil                                   2.7              1.4              -
South Africa                             1.2              .8               -
Other countries                          .5               .8               -
                                         4.4              3.0              -
CASH & EQUIVALENTS                       14.0             19.1             -
TOTAL                                    100.0%           100.0%           100.0%


*A country is considered part of the Pacific Basin if any of its borders touches the Pacific Ocean.
{Weighted by market capitalization.
[End Sidebar]

All told, EuroPacific was invested in the securities of more than 200 companies, representing some three dozen industries and domiciled in 34 different countries. Every holding is the product of intensive, bottom-up research. (For a discussion on how we use our company-by-company approach to invest in Asia, please see the article following this letter.)

During the declines, we deployed the fund's cash reserves-currently at 14.0% versus 19.1% a year ago-to invest selectively in securities that have fallen within our price range. We are enthusiastic about the potential for pharmaceuticals, and hold nearly 11% of net assets in well-managed companies with attractive product pipelines. Investments have also increased in the oil and gas, food, insurance and technology sectors. We trimmed our holdings in European telecommunications firms during the year, but added to a number of service providers in Asia and the Americas, where we believe growth prospects are better.

AMID UNCERTAINTY, A FOCUS ON FUNDAMENTALS

Looking ahead, the global investment picture is brightening, but there are still clouds lingering on the horizon. Capital spending remains cautious in the U.S. and Europe, which could restrain employment and dampen economic progress. Earnings are still generally anemic and downgrades by ratings agencies could inject fresh uncertainties into stock markets. More broadly, political tensions in the Middle East and elsewhere might have far-reaching consequences for global businesses and their shareholders. With growth prospects less than robust at the moment, the investment environment is likely to be uncertain for some time.

The longer term outlook is promising indeed. Demand for technology appears to have turned upward, industrial production has improved and revenues in a number of industries have begun to show signs of life. Worldwide, productivity is high and interest rates are low, as is inflation.

For international investors, the reality of globalization has created a new landscape of opportunities. Innovative businesses are increasingly reaching across borders for every step of their operations-from the research and development of their products to their end users. Our research effort has always been global as well, and we are searching the world to tap the potential of companies we believe will lead their industries in the years to come.

[three separate photographs of various points of interest from around the world]

We look forward to reporting to you in six months.

Cordially,

/s/ Gina H. Despres
Gina H. Despres
Chairman of the Board

/s/ Mark Denning
Mark Denning
President

May 10, 2002

Thierry Vandeventer, the fund's vice chairman of the board and a portfolio counselor, will retire on June 30, 2002, after 39 years serving the American Funds. Thierry has been a portfolio counselor since EuroPacific's inception in 1984, and served as president from 1990 until 1998. The Board of Trustees wishes to thank Thierry for his wisdom and tireless efforts on the fund's behalf.

INTERNATIONAL INVESTING
The 25-year record

1977               1978               1979               1980               1981
-8%                +6%                +14%               +30%               -4%
+19%               +34%                +6%               +24%               -1%

All major          All major          U.S. stock         U.S. stock         All major
stock markets      stock markets      market             market             stock markets
outside North      outside North                                            outside North
America            America                                                  America



1982               1983               1984               1985               1986
+22%               +22%               +6%                +33%               +18%
-1%                +25%               +8%                +57%               +70%

U.S. stock         All major          All major          All major          All major
market             stock markets      stock markets      stock markets      stock markets
                   outside North      outside North      outside North      outside North
                   America            America            America            America



1987               1988               1989               1990               1991
+4%                +16%               +31%                -2%               +31%
+25%               +29%               +11%               -23%               +12%

All major          All major          U.S. stock         U.S. stock         U.S. stock
stock markets      stock markets      market             market             market
outside North      outside North
America            America



1992               1993               1994               1995               1996
+7%                +10%               +2%                +38%               +24%
-12%               +33%               +8%                +12%               +6%

U.S. stock         All major          All major          U.S. stock         U.S. stock
market             stock markets      stock markets      market             market
                   outside North      outside North
                   America            America



1997               1998               1999               2000               2001
+34%               +31%               +22%               -13%               -12%
+2%                +20%               +27%               -14%               -21%

U.S. stock         U.S. stock         All major          U.S. stock         U.S. stock
market             market             stock markets      market             market
                                      outside North
                                      America


The percentages on the top lines represent the U.S. stock market; the lower lines show returns for major stock markets outside the U.S.

The icons show which market did better in each calendar year.

U.S. stock market All major stock markets outside North America

This chart, which has appeared in most annual reports for EuroPacific Growth Fund, shows that international markets have done better than the U.S. market in 12 of the past 25 calendar years.

Over the entire period, the MSCI EAFE(R) Index, which measures all major stock markets outside North America, gained 1,723% (an average of 12.3% a year), while the MSCI U.S. Index rose 2,278% (an average of 13.5% a year). Both indexes are unmanaged; figures include reinvestment of dividends.

While world stock markets have recently been quite turbulent, we are convinced that investing outside the United States makes sense over the long term. We also know that negotiating the unfamiliar terrain of international markets can be especially challenging. That is why so many people choose to invest overseas through professionally managed mutual funds such as EuroPacific Growth Fund.

THE VALUE OF A LONG-TERM PERSPECTIVE

How a $10,000 investment has grown

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that, despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management-bolstered by experience and careful research-can add even more value: As the chart below shows, over its lifetime, EuroPacific Growth Fund has done demonstrably better than its relevant benchmarks.

Dividends, particularly when reinvested, have contributed to the fund's overall results. The table beneath the chart breaks down the fund's year-by-year total returns into their income and capital components.

[Begin mountain chart]

              EUROPACIFIC              MSCI EAFE(3)
Year          GROWTH FUND/1//2/        Index with        Consumer
Ended         with Dividends           dividends         Price Index
March 31      Reinvested               reinvested        (Inflation) (3), (4)

1985          9,948                    10,348            10,320

1986          15,368                   19,228            10,553

1987          19,827                   31,010            10,873

1988          21,437                   36,220            11,300

1989          24,586                   40,522            11,862

1990          28,762                   35,925            12,483

1991          31,981                   36,954            13,094

1992          35,057                   34,104            13,511

1993          37,754                   38,200            13,928

1994          47,670                   46,923            14,277

1995          48,007                   49,913            14,685

1996          57,533                   56,238            15,102

1997          66,672                   5,224             15,519

1998          80,656                   68,054            15,732

1999          87,258                   72,386            16,004

2000          134,652                  90,773            16,605

2001          96,920                   67,471            17,090

2002          94,367                   61,922






Year Ended March 31               1985*       1986        1987        1988        1989        1990        1991        1992

Total Value Dividends             $69         35          118         491         316         527         656         611
Reinvested

Value at Year-End(1)              $9,948      15,368      19,827      21,437      24,586      28,762      31,381      35,057

EuroPacific's Total Return        -0.5%       54.5        29.0        8.1         14.7        17.0        9.1         11.7



Year Ended March 31               1993        1994        1995        1996        1997        1998        1999        2000

Total Value Dividends             538         515         716         1,132       1,063       1,156       992         842
Reinvested

Value at Year-End(1)              37,754      47,670      48,007      57,533      66,672      80,656      87,258      134,652

EuroPacific's Total Return        7.7         26.3        0.7         19.8        15.9        21.0        8.2         54.3



Year Ended March 31               2001        2002

Total Value Dividends             637         2,210
Reinvested

Value at Year-End(1)              96,920      94,367

EuroPacific's Total Return        -28.0       -2.6



Average annual compound rate of return for fund's lifetime: 13.3%(1),(2)

AVERAGE ANNUAL COMPOUND RETURNS
(based on a $1,000 investment for periods ended March 31, 2002, with all distributions reinvested and payment of the 5.75% maximum sales charge at the beginning of the stated periods)

CLASS A SHARES**

One year         -8.23%
Five years       +5.93%
Ten years        +9.76%


**Results for other share classes can be found on page 39.
*For the period April 16, 1984 (when the fund began operations) through March 31, 1985.
/1/Results reflect payment of maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments.
/2/Includes reinvested dividends of $12,624 and reinvested capital gain distributions of $34,921.
/3/The indexes are unmanaged and do not reflect the effects of sales charges, commissions or expenses.
/4/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Past results are not predictive of future results.
[end mountain chart]

TAKING A COMPANY-BY-COMPANY APPROACH IN ASIA

Five years after a financial crisis devastated economies across Asia, many companies have emerged from the wreckage with new strength and as leaders in their industries. As Asia regroups-and as China officially joins the global trading arena this year-our research is helping us find the best of these companies for EuroPacific Growth Fund.

Asia has a tendency to attract superlatives. In the early 1990s, it was a "tiger" poised to unleash its commercial ferocity on the world; a few years later, a raging "flu" would bring the "Pacific century" crashing to a close.

Reality, of course, is both more complex and less dramatic than these exaggerated labels would suggest. Asia is not so much a monolithic entity as a collection of diverse political and economic interests connected by trading relationships. Indeed, what we think of as "Asia" encompasses the mature, if troubled, economy of Japan; Australia, geographically remote and culturally distinct; and developing nations such as Thailand, whose entire annual output of goods and services is something less than General Electric's.

That diversity can pose challenges for investors, but it also creates opportunities for those with the knowledge to capitalize on it. EuroPacific benefits from the expertise of Capital Research and Management Company, investment adviser for all the American Funds. Capital made its first investment in Asia in the late 1950s. Today, dozens of American Funds analysts focus on Asian companies, industries and economies, working from research offices around the world, including Tokyo, Hong Kong and Singapore.

EuroPacific's investments in Asia have been substantial at times; today they account for about one-quarter of the fund's assets. Critically, that allocation is not based on top-down decisions to invest in the securities of a particular country or region. Rather, our primary focus is on individual companies outside the United States that we believe have attractive prospects for growth-regardless of where they are domiciled. In other words, we invest in Asia for one reason: because we have found many good businesses there with the potential to reward shareholders handsomely over time. That company-by-company approach, supported by intensive global research, helps us put market trends in perspective and keep our sights set on the long term.

On the following pages, we invite you to hear from a few of EuroPacific's investment professionals, who talk about how the region has been coping with the aftershocks of the financial crisis and offer their views on some of the major issues that will shape corporate growth in the months and years to come. Most have found that bright spots exist even in times of uncertainty, and that understanding companies well can help us get there early when opportunities arise.

GOING BACK TO BASICS

Asia's troubles came to a head in the summer of 1997. What began as a speculative run on the Thai baht and other currencies ended 15 months later with the destruction throughout the region of trillions of dollars in wealth from stocks, currency and real estate. In the aftermath, governments and businesses found themselves struggling with massive debt, rising unemployment and ruined banking systems.

Today, glimmers of an economic recovery are emerging. Some countries, notably South Korea, are showing surprising strength. Stringent government reforms have led to the dismantling of large conglomerates that had become bloated during the excesses of the early 1990s. Banks have shown signs of returning to health, although most have a long way to go in eliminating bad loans from their books. Interest rates, which in some cases had soared upward of 20% during the crisis, are now quite low, stimulating a boom in consumer spending. Currency valuations have also stabilized.

[a collage of 6 different photos: Hiromi Mizugaki, research analyst in Tokyo, standing in a women's clothing store; Hwabin Lim, research analyst in Tokyo, walking out of the store Shiseido; profile of Sung Lee, research analyst in Seoul; bridge in Sydney; people walking down a street in Seoul; and ceiling of a store in Shanghai]

[Begin Sidebar]
DEEP ROOTS IN ASIA

American Funds has a long history in Asia; our first investments in the region were made in the late 1950s, in Japanese insurance companies. Research, the cornerstone of our investment approach, has always been paramount. Thierry Vandeventer, EuroPacific's former president and a portfolio counselor, recalls his earliest company visits to the few Asian markets open to investors. "In the early 1970s we were seeing many attractive businesses, particularly in Japan, but foreign investors had no access to information other than what they could gather themselves. There were no consolidated financial statements and managements were very reluctant to discuss their strategies with outsiders. Determining valuations required a tremendous amount of footwork."

Information may be easier to obtain today but global research remains a critical part of our investment approach. We opened our Tokyo office in 1982; sites in Hong Kong and Singapore followed soon after. More than three dozen analysts dedicate their expertise to understanding Asian companies, industries and economies.

[collage of 5 photos: Hwabin Lim in Tokyo; panoramic view of Hong Kong; Sung Lee walking in Seoul; the back of a person dressed in tradition clothing in Seoul; four canoe boats maneuvering in a small waterway in Bangkok]

A VOLATILE HALF-DECADE IN ASIA

Amid the turbulence, research helps us uncover opportunities and mitigate risk [Begin line chart]

FISCAL YEAR      JAPAN            HONG KONG        AUSTRALIA       SOUTH KOREA      TAIWAN
ENDED            RETURN(%)        RETURN (%)       RETURN (%)      RETURN (%)       RETURN (%)
1997             100.00           100.00           100.00          100.00           100.00
1998             88.46            84.93            100.06          53.95            92.93
1999             102.35           87.08            106.00          88.47            75.77
2000             148.87           130.86           109.01          153.51           120.00
2001             97.26            99.91            94.32           81.22            67.45
2002             76.25            90.50            113.73          152.81           68.59

Source: MSCI country indexes. Returns are as of March 31 of each year and measured in U.S. dollars with dividends reinvested.
[End line chart]
[End Sidebar]

[Begin Sidebar]
Technology continues to be a significant driver of Asia's growth. The region-and the fund-have profited handsomely from the industry's increasing reliance on outsourcing.
[End Sidebar]

For the companies that managed to survive, the financial crisis forced a complete reevaluation of accepted business models. Close relationships with banks and governments were scrutinized; contract awards and other transactions became more transparent. In the intervening years, hundreds of businesses have restructured through mergers or spin-offs and work forces have been pared down.

The pain has led to some beneficial changes. "In the panic of the crisis, local currency valuations collapsed and borrowing costs for Asian companies skyrocketed," explains Mark Denning, EuroPacific's president and a portfolio counselor. "With access to foreign credit markets effectively cut off and local banks simply shattered, businesses had to go back to the basics. Instead of growing for growth's sake, they now began to focus on generating cash flow and reducing debt to improve profitability. This fundamental tightening has been going on for the last four years, but has been largely ignored by the market." Even in Japan, where reform has been slower, a number of companies have made strides on the path to growth.

Improvements have been most noticeable in Southeast Asia, which was hit particularly hard in 1997. "South Korea, Thailand and Indonesia practice what I think of as a $raw' form of capitalism, without a lot of the regulatory infrastructure more developed economies take for granted," says Mark, who grew up in the region. "That lack of buffers increases the sharpness on the way down but it also enhances the clarity on the way up."

A NICHE IN TECHNOLOGY OUTSOURCING

Technology continues to be a significant driver of Asia's growth, and the region has profited handsomely from the industry's increasing reliance on outsourcing. Global electronics firms are turning to countries such as Taiwan, Singapore, China and Korea to manufacture part or all of their products, not least because of their lower labor costs and attractive regulatory and tax structures. Asian companies are in turn enticing clients with innovations in production and design.

The outsourcing trend, which began in the 1980s, has only accelerated in recent years. Today IBM, Dell, Apple, Compaq and other computer giants build their machines with parts made by specialized manufacturers, many of which are based in Asia. The best of these suppliers are poised to become market leaders when the technology cycle turns up again.

Taiwanese firms have been particularly aggressive-and successful-in capturing a large portion of the contracting business. "The Taiwanese shops have taken the outsourcing concept to a new level," notes Tokyo-based analyst Sung Lee. "In addition to basic manufacturing, many are enhancing their services with cutting-edge design capabilities or full product lines." A good example is Hon Hai Precision, which started out as a leading maker of personal computer connectors. Today the company supplies special boxes that house the full array of mechanical parts needed for PCs. "That kind of forward thinking on the part of management has increased profits even as prices for their goods have generally fallen," says Sung. "Hon Hai has taken a large share of its market, and was also one of the few component makers with positive earnings in calendar 2001."

Outsourcing the production of semiconductors has been another growth area. The emergence of semiconductor foundries, which provide manufacturing services and technology, has fundamentally changed the structure of the industry. It has enabled a new breed of semiconductor companies with no in-house manufacturing capability-firms such as Broadcom, Xilinx and nVidia-to compete effectively. In fact, these "fabless" companies have been so successful that most of the large integrated chip companies, among them Motorola and Texas Instruments, are beginning to outsource their production as well.

[Begin Sidebar]
"The local presence certainly helps you understand the vagaries of a particular market, but teamwork is essential for putting these companies in their appropriate global context."-Galen Hoskin, research analyst
[End Sidebar]

The foundry concept was originated by another fund holding, Taiwan Semiconductor Manufacturing Company. Galen Hoskin, a semiconductor analyst who has been covering the company since it went public in 1994, explains that the nature of its success has changed over time. "In the early days, while TSMC was catching up with the industry, its advantage came from efficient, low-cost manufacturing. Now that the company is leading its industry in technology, the incremental value comes from its know-how, patented manufacturing processes and the development of a system of partners who provide the tools necessary to build complex semiconductors." Now the second-largest chip manufacturer in the world (after Samsung Electronics and before Intel), Taiwan Semiconductor sells to more than 100 customers catering to every end market. "This breadth of business provides a solid foundation for future growth," says Galen.

Hon Hai and Taiwan Semiconductor are among the many Taiwanese companies that are benefiting from their relationship with China, which boasts cheaper labor costs and a burgeoning corps of educated engineers. Both companies have operations on the mainland; Hon Hai has even set up its own customs office in its Shenzhen plant to facilitate shipping and avoid bottlenecks at the Hong Kong border. There are cultural synergies as well, which are difficult to quantify. As Galen describes it, "the Taiwanese have an advantage on the mainland because they are at home there. They speak the same language and understand how to work effectively in the system. They also bring the entire hive of Taiwanese suppliers with them, which allows them to be very efficient."

A GLOBAL PERSPECTIVE

As the outsourcing movement quickens its pace and penetrates geographic boundaries, global research becomes increasingly important. Like all American Funds analysts, Galen travels constantly, including frequent trips to Asia; he also spent four years in our Hong Kong office. His work is hardly a solo effort, though. "The local presence certainly helps you understand the vagaries of a particular market," he insists, "but teamwork is essential for putting these companies in their appropriate global context."

That is particularly true for technology companies, many of which are highly specialized. Galen and Sung are part of a global technology "cluster" involving nearly 40 investment professionals. Through regular conference calls, dozens of research reports and face-to-face meetings once or twice a year, the group shares invaluable insights on developments that are critical for understanding an industry as cyclical and interdependent as technology. Similar clusters round out the picture for other industries as well.

A NEW ROLE FOR CHINA?

A looming issue for Asian businesses is China's increasing dominance in the region. China's economy has expanded at a reported 9% a year for the last two decades (a rate that may be somewhat exaggerated), largely due to its growing share of low-cost manufacturing for industries as diverse as technology, automobiles and textiles. As companies elsewhere in Asia see that role diminished for themselves, they must find other ways to stay competitive-including outsourcing their own manufacturing to China as well.

At the same time, China's outsize population-more than 1.2 billion strong-represents a consumer base too enticing to ignore.

"For many businesses, China is the holy grail of Asia," says Hiromi Mizugaki, an analyst based in Capital's Tokyo office. "Demand for foreign goods and services has skyrocketed, and as the government liberalizes, more foreign companies are able to tap into this enormous market." Nestle, a large EuroPacific holding, recorded sales of nearly $500 million in China last year (Nescafe is the country's leading coffee brand); Nokia is a top supplier of mobile handsets. Among the media companies Hiromi follows, News Corp. has begun to provide television programming-nearly 90% of households have televisions, which are watched an average of two hours daily-although foreign ownership of media firms is still highly restricted.

[Begin Sidebar]
EUROPACIFIC'S LARGEST ASIAN HOLDINGS
(as of March 31, 2002)

                                              PERCENT OF NET         COUNTRY OF
                                              ASSETS                 DOMICILE
Taiwan Semiconductor Manufacturing            2.32%                  Taiwan
Hon Hai Precision Industry                    1.15                   Taiwan
Rohm                                           .94                   Japan
Nintendo                                       .92                   Japan
Honda Motor                                    .86                   Japan
News Corp.                                     .82                   Australia
Pohang Iron & Steel                            .78                   South Korea
Samsung Electronics                            .77                   South Korea
Samsung Electro-Mechanics                      .76                   South Korea
Suzuki Motor                                   .75                   Japan

[collage of 5 photographs: signs painted on the street in Taipei; panoramic view of Sydney; busy street corner in Tokyo; two women walking and talking in Seoul; and a bridge in Tokyo]
[End Sidebar]

[Begin Sidebar]
SOUTH KOREA BLOSSOMS

Perhaps no country demonstrates Asia's growth potential better than South Korea. In the years following the region's financial crisis, President Kim Dae-jung implemented a stringent program of economic reforms-shoring up the banking system, dismantling inefficient corporate conglomerates, or "chaebols," and broadening capital markets to attract new foreign investment.

Five years later, Korea's recovery has been remarkably robust. Restructuring has helped once inefficient businesses attract new revenues and increase profit margins. Banks have shed many of their bad loans and discovered a niche in consumer lending; lower interest rates have likewise spurred a boom in housing and credit card use. South Korea's economy is expected to expand 5% in 2002, and with a recent upgrade in its government debt rating, that growth could continue for some time. Culturally, Seoul is supplanting Tokyo as the major exporter of television dramas, fashion and pop music to the region. It will also co-host, with Japan, the 2002 World Cup tournament, the first time the soccer championship has been held in Asia.

Sung Lee, an American Funds analyst based in Tokyo, made a recent trip to Seoul, where he called on a number of the consumer electronics and component parts makers he follows. He has been impressed with how successfully many of these businesses have captured market share. "Korean technology companies have come to the fore on a global scale," explains Sung. "After the crisis, the Samsung Group, for example, pared down operations and focused on getting their brand known in the U.S. and Europe. Similarly, many smaller companies are pioneering online games software and joining with giants such as Sony and Microsoft." Reflecting its status as a hotbed for information technology, the country has created an extensive broadband network and has been first in the global race to introduce third-generation wireless phones. Half the population surfs the Internet-the world's highest usage rate.

The picture is brightening from an investment perspective as well. "Corporate governance has improved dramatically in recent years," says Sung. "Cozy relationships between businesses and government have been replaced by outside board members, merit-based pay, and pride in a strong stock price." EuroPacific's South Korean investments are small at the moment, but we are keeping a close watch on companies for the future.

[collage of 4 photographs: schoolgirls on a field trip to the new Seoul World Cup Stadium; a building in Seoul; a busy pedestrian street in Seoul; and the sign for the new Seoul World Cup Stadium]
[End Sidebar]

Many remaining restrictions could be eased in the coming years, with China's accession to the World Trade Organization. In order to comply with WTO standards, the government must pursue a broad program of economic and political reforms: among them, reducing quotas and import tariffs on agricultural and manufactured goods; ending subsidies for less efficient state-owned enterprises; and opening financial services to foreign insurance companies, banks and brokerage firms. The challenge is a formidable one for China and the transition for industries and workers will likely be painful.

Given all the work that lies ahead, it will be some time before China becomes a viable investment market for EuroPacific. (The fund has less than a half-percent of assets invested in Chinese stocks.) "The good news is that the Securities Regulatory Commission is increasingly staffed by sophisticated, Western-educated, market-oriented members," explains Gina Despres, the fund's chairman and a specialist in Chinese politics. "They are examining accounting practices, disclosure standards and rules for publicly listed companies, with a view to improving corporate governance. Their biggest obstacle, however, is endemic political corruption, which undermines investors' confidence that the government can effectively safeguard those regulations."

NOT YET OUT OF THE STORM

Even as parts of Asia have made some progress, uncertainties remain that could have consequences for the region at large. In the near term, much depends on the pace of recovery in the U.S., Asia's biggest export market. More fundamentally, most financial institutions are still on shaky ground, and technology-reliant economies such as Taiwan and Singapore are experiencing steep setbacks as a result of the current industry downturn. Elsewhere, Hong Kong's traditional role as the "gateway to China" has largely disappeared, throwing into question the island's ability to pull itself out of severe economic straits.

The greatest concerns, however, lie with Japan, whose entrenched economic problems-including chronic recession, massive government debt, spiraling budget deficits and an ailing bank system-still show few signs of mending. "Part of Japan's reluctance to change stems from the tension between traditional and modern business models," explains Thierry Vandeventer, EuroPacific's former president and a portfolio counselor. "Practices such as guaranteed lifetime employment, cozy business relationships and cross-shareholding are not conducive to the proper allocation of capital. These inefficiencies were easy to overlook when growth was soaring, but they are glaringly exposed during periods of low or even no growth."

At the moment, too, deflation has lessened the urgency of the crisis for most people. "Falling prices have been good for Japanese consumers, who see their standard of living rise even if they aren't earning more money," says Hiromi. "The situation is much more dire for businesses, which are trying to cope with eroding profits as the prices of their products drop."

Given the gloomy prognosis, EuroPacific's Japanese holdings have been steadily declining in recent years. Still, our research has uncovered bright spots and the fund's investment professionals remain optimistic about a number of companies they believe will manage to resist the downward trend. Most of them-Honda, Nintendo, Shionogi and Rohm, to name a few-are export-oriented and do not rely on their domestic market for growth. Some also gain a competitive advantage from the weaker yen.

STICKING TO OUR KNITTING

EuroPacific's company-by-company approach is particularly well-suited to sorting through the many variables that could shape Asia's growth in the years to come. "Experience tells us that trying to predict how markets will react to events is an exercise in futility," insists Alwyn Heong, a New York-based portfolio counselor who spent five years in our Hong Kong office. "Where we can add value is by sticking to our knitting-by getting to know companies very, very well and by using our experience to decide which ones we believe will do well for shareholders longer term. After the financial crisis, some companies improved enormously, while others didn't at all. That pattern will continue to hold true in the future, which is why understanding the fundamentals is so important."


[pie chart]
Industry Diversification
PHARMACEUTICALS                                   10.73%
BANKS                                                8.34
OIL & GAS                                            7.11
FOOD PRODUCTS                                        5.35
SEMICONDUCTOR EQUIPMENT & PRODUCTS                   4.86
OTHER INDUSTRIES                                    49.60
BONDS & NOTES                                        0.02
CASH & EQUIVALENTS                                  13.99
[end chart]
                                                  of Net
Ten Largest Equity Holdings                       Assets

AstraZeneca                                          4.36
Taiwan Semiconductor Manufacturing Co                2.32
ING Groep                                            1.76
Petroleo Brasileiro SA - Petrobras                   1.67
Nestle                                               1.51
Bank of Nova Scotia                                  1.38
Vodafone Group                                       1.21
Aventis                                              1.18
Hon Hai Precision Industry Co                        1.15
Koninklijke Ahold                                    1.12

Europacific Growth Fund
Investment portfolio, March 31, 2002



                                                                                                 Shares or        Market
                                                                                                 principal         value
Equity securities (common and preferred stocks                                                      amount         (000)
 and convertible debentures)
PHARMACEUTICALS  -  10.73%
AstraZeneca PLC (Sweden)                                                                  20,399,385          $ 1,013,270
AstraZeneca PLC (United Kingdom)                                                           4,993,900              248,215
Aventis SA (France)                                                                        4,955,000              341,851
Novartis AG (Switzerland)                                                                  6,124,000              240,617
Elan Corp., PLC (ADR) (Ireland) (1)                                                       16,675,800              231,960
Sanofi-Synthelabo (France)                                                                 3,290,000              210,932
UCB NV (Belgium)                                                                           4,045,486              156,819
Shionogi & Co., Ltd. (Japan)                                                              10,124,000              151,879
Chugai Pharmaceutical Co., Ltd. (Japan)                                                   12,602,000              138,323
Novo Nordisk A/S, Class B (Denmark)                                                        3,425,000              136,325
H. Lundbeck A/S (Denmark) (1)                                                              4,729,822              135,859
Shire Pharmaceuticals Group PLC (United Kingdom) (1)                                       3,984,434               30,839
Shire Pharmaceuticals Group PLC (ADR) (1)                                                    903,000               21,194
GlaxoSmithKline PLC (United Kingdom)                                                       2,000,000               47,152


BANKS  -  8.34%
Bank of Nova Scotia (Canada)                                                              12,098,200              399,502
HBOS PLC (United Kingdom)                                                                 20,732,119              224,149
Westpac Banking Corp. (Australia)                                                         24,863,254              207,098
ABN AMRO Holding NV (Netherlands)                                                         10,446,564              198,107
Lloyds TSB Group PLC (United Kingdom)                                                     17,500,000              179,850
Allied Irish Banks, PLC (Ireland)                                                         11,840,000              145,425
HSBC Holdings PLC (United Kingdom)                                                        12,121,121              139,952
Royal Bank of Canada (Canada)                                                              4,005,400              133,748
Credit Suisse Group (Switzerland) (1)                                                      3,368,853              127,563
DBS Group Holdings Ltd. (Singapore)                                                       14,586,350              117,089
Svenska Handelsbanken Group, Class A (Sweden)                                              7,430,000              106,418
Hang Seng Bank Ltd. (Hong Kong)                                                            8,605,100               96,268
Australia and New Zealand Banking Group Ltd. (Australia)                                   8,776,104               83,216
Unibanco-Uniao de Bancos Brasileiros SA,                                                   3,280,000               80,196
 units (GDR) (Brazil)
Sumitomo Mitsui Banking Corp. (Japan)                                                     16,258,000               64,958
Societe Generale (France)                                                                    835,000               52,734
UFJ Holdings, Inc. (Japan) (1)                                                                 7,750               17,819
UFJ International Finance (Bermuda) Trust 0.53%                                        3,000,000,000               11,619
 convertible preferred 2014 (1)
Mizuho Holdings, Inc. (Japan)                                                                  8,373               19,063
National Australia Bank Ltd. (Australia)                                                     489,400                8,923


OIL & GAS  -  7.11%
Petroleo Brasileiro SA - Petrobras, ordinary                                              18,222,300              482,344
 nominative (ADR) (Brazil)
Royal Dutch Petroleum Co. (New York registered)                                            1,950,000              105,924
 (Netherlands)
Royal Dutch Petroleum Co.                                                                  1,000,000               54,662
Shell Transport and Trading Co., PLC (New York                                             1,675,000               74,169
 registered) (United Kingdom)
Shell Transport and Trading Co., PLC                                                       9,200,000               68,585
Norsk Hydro AS (Norway)                                                                    5,440,000              263,050
Norsk Hydro AS (ADR)                                                                         500,000               23,955
ENI SpA (Italy)                                                                           15,750,000              230,136
Sasol Ltd. (South Africa)                                                                 16,294,100              181,205
Petro-Canada (Canada)                                                                      6,950,000              179,116
TOTAL FINA ELF SA, Class B (France)                                                        1,093,378              168,582
TOTAL FINA ELF SA STRIP VVPR(1)                                                              180,000                    2
LUKoil Holding (ADR) (Russia)                                                              2,417,600              142,034
Suncor Energy Inc. (Canada)                                                                1,503,112               54,249
Statoil ASA (formerly Den norske stats                                                     3,960,835               31,361
 oljeselskap AS (Norway) (1)


FOOD PRODUCTS  -  5.35%
Nestle SA (Switzerland)                                                                    1,965,000              436,511
Unilever PLC (United Kingdom)                                                             39,152,700              313,642
Groupe Danone (France)                                                                     2,305,000              271,265
Koninklijke Numico NV, Class C (Netherlands)                                               7,825,900              215,422
Orkla AS (Norway) (2)                                                                     11,024,000              198,886
Unilever NV (Netherlands)                                                                  1,675,000               96,008
Yakult Honsha Co., Ltd. (Japan)                                                            1,823,000               17,797

SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  4.86%
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) (1)                                 243,312,918              672,578
Rohm Co., Ltd. (Japan)                                                                     1,843,300              271,805
Samsung Electronics Co., Ltd. (South Korea)                                                  800,000              223,538
ASML Holding NV (Netherlands) (1)                                                          2,500,000               62,937
ASML Holding NV (New York registered) (1)                                                  1,500,000               38,055
Tokyo Electron Ltd. (Japan)                                                                1,260,000               85,583
Arm Holdings PLC (United Kingdom) (1)                                                     13,000,000               52,626


MEDIA  -  4.75%
News Corp. Ltd. (ADR) (Australia)                                                          3,845,300              109,130
News Corp. Ltd., preferred                                                                10,341,024               60,698
News Corp. Ltd.                                                                            7,052,125               49,371
News Corp. Ltd., preferred (ADR)                                                             745,100               17,882
Vivendi Universal  (France)                                                                5,600,942              217,505
Vivendi Universal (ADR)                                                                      270,000               10,395
Grupo Televisa, SA, ordinary participation                                                 4,128,400              200,269
 certificates (ADR) (Mexico) (1)
Granada PLC  (United Kingdom)                                                             63,964,920              124,911
WPP Group PLC (United Kingdom)                                                             8,900,000              101,742
Pearson PLC (United Kingdom)                                                               7,117,272               91,508
Nippon Television Network Corp. (Japan)                                                      300,790               68,480
Mediaset SpA (Italy) (3)                                                                   4,138,700               35,493
Mediaset SpA                                                                               2,520,200               21,613
British Sky Broadcasting Group PLC (United Kingdom) (1)                                    4,000,000               47,437
Arnoldo Mondadori Editore SpA (Italy)                                                      5,450,200               40,673
Modern Times Group MTG AB, Class B (ADR) (Sweden) (1)                                      1,059,110               29,422
Modern Times Group MTG AB, Class B (1)                                                       302,260                8,309
Daily Mail and General Trust PLC, Class A,                                                 2,969,700               31,324
 nonvoting (United Kingdom)
Independent News & Media PLC (Ireland)                                                    14,145,031               27,108
Thomson Corp. (Canada)                                                                       650,000               21,480
SES GLOBAL SA, Class A (FDR) (Belgium)                                                     2,000,000               19,600
EMI Group PLC (United Kingdom)                                                             3,400,000               17,568
Telewest Communications PLC (United Kingdom) (1)                                          77,919,721               14,439
Reuters Group PLC (United Kingdom)                                                           398,000                3,072
KirchMedia GmbH & Co. KGaA, nonvoting (Germany) (3) (4)                                    3,430,000                2,977
United Pan-Europe Communications NV (Netherlands) (1)                                     12,443,500                1,843
KirchPayTV GmbH & Co. KGaA, nonvoting                                                      2,158,091                  768
 (Germany) (1) (3) (4)


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  3.71%
Hon Hai Precision Industry Co., Ltd. (Taiwan)                                             72,023,600              332,163
Samsung Electro-Mechanics Co., Ltd. (South Korea)                                          3,730,000              219,495
Murata Manufacturing Co., Ltd. (Japan)                                                     2,470,000              158,460
EPCOS AG (Germany)                                                                         2,970,600              136,941
Hoya Corp. (Japan)                                                                         1,624,000              110,674
Hirose Electric Co., Ltd. (Japan)                                                            840,000               58,828
Hitachi, Ltd. (Japan)                                                                      6,163,000               43,115
Nippon Electric Glass Co., Ltd. (Japan)                                                    1,483,000               14,992


WIRELESS TELECOMMUNICATION SERVICES  -  3.40%
Vodafone Group PLC (United Kingdom)                                                      189,662,891              350,773
America Movil SA de CV, Series L (ADR) (Mexico)                                           12,099,800              240,302
America Movil SA de CV, Series L (Mexico)                                                 19,225,000               19,078
NTT DoCoMo, Inc. (Japan) (1) (5)                                                              39,620              104,837
NTT DoCoMo, Inc.                                                                               9,905               26,284
KDDI Corp. (Japan)                                                                            43,693              113,638
China Unicom Ltd. (China) (1)                                                            102,246,000               99,637
China Mobile (Hong Kong) Ltd. (China) (1)                                                  9,000,000               27,811
Turkcell Iletisim Hizmetleri AS (Turkey) (1)                                             471,417,399                3,032

Munchener Ruckversicherungs-Gesellschaft AG (Germany)
INSURANCE  -  2.80%
Allianz AG (Germany)                                                                       1,206,000              284,698
Mitsui Sumitomo Insurance Co., Ltd. (formerly Mitsui
 Marine and Fire Insurance Co., Ltd. &
   Sumitomo Marine & Fire Insurance Co., Ltd.) (Japan)                                    22,896,000              104,598
Yasuda Fire and Marine Insurance Co., Ltd. (Japan)                                        15,999,000               82,256
Munchener Ruckversicherungs-Gesellschaft AG (Germany)                                        330,000               81,927
AEGON NV (Netherlands)                                                                     2,854,513               69,574
Swiss Re America Holding Corp. 3.25% convertible                                       $  70,790,000               65,212
 debentures 2021 (Switzerland)(3)(6)
Manulife Financial Corp. (Canada)                                                          1,420,000               38,979
NIPPONKOA Insurance Co., Ltd. (Japan)                                                     10,217,000               36,971
Nichido Fire and Marine Insurance Co., Ltd. (Japan) (4)                                    6,845,000               32,638
Zurich Financial Services (Switzerland)                                                       55,000               12,741


AUTOMOBILES  -  2.74%
Honda Motor Co., Ltd. (Japan)                                                              6,113,900              247,967
Suzuki Motor Corp. (Japan)                                                                19,015,000              217,744
Nissan Motor Co., Ltd. (Japan)                                                            19,011,000              134,431
DaimlerChrysler AG (Germany)                                                               2,525,400              114,504
Bayerische Motoren Werke AG (Germany)                                                      1,470,000               58,520
Volkswagen AG (Germany)                                                                      400,000               20,906


DIVERSIFIED TELECOMMUNICATION SERVICES  -  2.60%
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexico)                                      7,049,000              284,709
Telefonos de Mexico, SA de CV, Class L                                                    19,225,000               38,562
Hellenic Telecommunications Organization SA (Greece)                                       9,750,000              141,327
Korea Telecom Corp. (ADR) (South Korea)                                                    4,394,500              105,380
Korea Telecom Corp.                                                                          374,330               17,708
Cia. de Telecomunicaciones de Chile SA, preferred                                          5,506,673               82,435
 nominative (ADR) (Chile) (1)
Philippine Long Distance Telephone Co. (ADR) (Philippines)                                 4,286,764               44,582
Videsh Sanchar Nigam Ltd. (ADR) (India)                                                    2,763,338               21,692
Videsh Sanchar Nigam Ltd.                                                                  1,350,000                5,197
BCE Inc. (Canada)                                                                            598,133               10,505


DIVERSIFIED FINANCIALS  -  2.53%
ING Groep NV (Netherlands)                                                                17,659,768              479,963
ING Groep NV, Class B, warrants, expire 2008 (1)                                           1,730,000               30,743
ORIX Corp. (Japan)                                                                           664,400               49,085
ORIX Corp. (ADR)                                                                             189,600                7,148
Wharf (Holdings) Ltd. (Hong Kong)                                                         21,620,000               51,423
STB Cayman Capital, Ltd. 0.50% convertible                                               Yen 5,925,000,000         47,257
 debentures 2007 (Japan)
Ayala Corp. (Philippines)                                                                232,460,000               29,189
Groupe Bruxelles Lambert SA (Belgium)                                                        410,000               22,768
First Pacific Co. Ltd. (Hong Kong)                                                       109,500,000               15,163


PAPER & FOREST PRODUCTS  -  2.43%
UPM-Kymmene Corp. (Finland)                                                                7,730,800              263,985
Stora Enso Oyj, Class R  (Finland)                                                        14,648,443              185,024
Sappi Ltd. (South Africa)                                                                 10,861,000              141,874
Abitibi-Consolidated Inc. (Canada)                                                        12,500,000              111,803


METALS & MINING  -  2.34%
Pohang Iron & Steel Co., Ltd. (South Korea)                                                2,132,200              225,039
Cia. Vale do Rio Doce, preferred nominative (Brazil)                                       6,444,800              169,162
BHP Billiton PLC (United Kingdom)                                                         16,618,800               94,813
WMC Ltd. (Australia)                                                                      14,583,500               75,716
Anglo American PLC (United Kingdom)                                                        2,720,391               45,236
Xstrata PLC (United Kingdom) (1)                                                           2,521,500               35,906
Anglo American Platinum Corp. Ltd. (South Africa)                                            722,321               31,685



COMMERCIAL SERVICES & SUPPLIES  -  1.83%
Brambles Industries PLC (United Kingdom)                                                  31,700,000              151,596
Securitas AB, Class B (Sweden)                                                             4,608,000               91,332
Brambles Industries Ltd. (Australia)                                                      16,329,089               82,775
Hays PLC (United Kingdom)                                                                 25,427,048               65,420
Secom Co., Ltd. (Japan)                                                                    1,480,000               63,931
Buhrmann NV (Netherlands)                                                                  4,203,132               54,920
Rentokil Initial PLC (United Kingdom)                                                      5,000,000               20,169


BEVERAGES  -  1.74%
Foster's Group Ltd. (Australia)                                                           73,345,217              181,204
Heineken NV (Netherlands)                                                                  4,303,750              175,078
Coca-Cola HBC SA (Greece)                                                                  3,364,583               45,135
Diageo PLC (United Kingdom)                                                                3,300,000               43,181
Ito En, Ltd. (Japan)                                                                       1,165,000               40,839
Fomento Economico Mexicano, SA de CV (ADR) (Mexico)                                          410,000               19,332



SPECIALTY RETAIL  -  1.66%
INDITEX SA (Spain) (1)                                                                    10,311,087              193,562
Dixons Group PLC (United Kingdom)                                                         46,654,418              173,901
Kingfisher PLC (United Kingdom)                                                           16,515,157               91,103
FAST RETAILING CO., LTD. (Japan)                                                             897,400               21,649


HOUSEHOLD DURABLES  -  1.53%
Nintendo Co., Ltd. (Japan)                                                                 1,788,000              264,999
Sony Corp. (Japan)                                                                         2,419,400              122,201
Sekisui House, Ltd. (Japan)                                                                5,820,000               40,540
Daiwa House Industry Co., Ltd. (Japan)                                                     2,560,000               15,729


FOOD & DRUG RETAILING  -  1.52%
Koninklijke Ahold NV (Netherlands)                                                        12,414,700              325,299
Woolworths Ltd. (Australia)                                                               12,977,876               86,424
Seven-Eleven Japan Co., Ltd. (Japan)                                                         900,000               27,818


ELECTRIC UTILITIES  -  1.47%
National Grid Group PLC (United Kingdom)                                                  34,716,000              229,236
Scottish Power PLC (United Kingdom)                                                       29,077,300              149,001
Korea Deposit Insurance Corp. 2.25% convertible                                        $  35,300,000               40,286
 debentures 2005 (South Korea) (3)
Manila Electric Co., Class A (GDR)                                                         2,310,000                5,056
 (Philippines) (1) (3) (4)
Manila Electric Co., share purchase right,                                                 2,234,900                1,174
 expire 2002 (1) ( 4)


REAL ESTATE  -  0.88%
Sun Hung Kai Properties Ltd. (Hong Kong)                                                   8,150,000               61,917
Hongkong Land Holdings Ltd. (Hong Kong)                                                   34,363,300               59,449
Cheung Kong (Holdings) Ltd. (Hong Kong)                                                    5,500,000               49,189
Sumitomo Realty & Development Co., Ltd. (Japan)                                            8,443,000               42,581
Security Capital Global Realty (Luxembourg) (1) (3) (4)                                    1,029,184               18,937
Mitsubishi Estate Co., Ltd. (Japan)                                                        1,700,000               11,944
Land Securities PLC (United Kingdom)                                                         803,408               10,226


INDUSTRIAL CONGLOMERATES  -  0.88%
Siemens AG (Germany)                                                                       3,150,000              205,797
Hutchison Whampoa Ltd. (Hong Kong)                                                         3,558,500               31,369
Smiths Group PLC (United Kingdom)                                                          1,470,758               17,002


ELECTRICAL EQUIPMENT  -  0.82%
Johnson Electric Holdings Ltd. (Hong Kong)                                                89,706,000              125,950
Nitto Denko Corp. (Japan)                                                                  2,680,000               77,380
Matsushita Electric Works, Ltd. (Japan)                                                    3,655,000               27,251
Elektrim SA 3.75% convertible debentures 2004 (Poland) (4)                                  Euro 9,100,000          6,342


COMMUNICATIONS EQUIPMENT  -  0.81%
Nokia Corp., Class A (Finland)                                                             7,680,000              162,100
Nokia Corp., Class A (ADR)                                                                 2,400,000               49,776
ECI Telecom Ltd. (Israel)                                                                  2,935,000               11,945
Telefonaktiebolaget LM Ericsson, Class B (Sweden)                                          2,400,000               10,139


BUILDING PRODUCTS  -  0.79%
Asahi Glass Co., Ltd. (Japan)                                                             26,044,000              158,247
Tostem Inax Holding Corp. (formerly TOSTEM CORP.) (Japan)                                  4,408,000               58,253
Nippon Sheet Glass Co., Ltd. (Japan)                                                       3,296,000               11,306


AIRLINES  -  0.77%
British Airways PLC (United Kingdom)                                                      47,677,700              165,822
Air France (France)                                                                        1,150,000               20,035
Ryanair Holdings PLC (ADR) (Ireland) (1)                                                     390,000               11,704
Ryanair Holdings PLC (1)                                                                     519,200                3,021
Cathay Pacific Airways Ltd. (Hong Kong) (1)                                                7,510,000               11,411
Singapore Airlines Ltd. (Singapore)                                                        1,270,000                9,919


OFFICE ELECTRONICS  -  0.68%
Canon, Inc. (Japan)                                                                        5,570,000              198,194


CONSTRUCTION MATERIALS  -  0.57%
Cemex, SA de CV, ordinary participation certificates,                                      3,850,000              113,729
 units (ADR) (Mexico)
Cemex, SA de CV, warrants, expire 2004 (1)                                                   262,457                1,066
Holcim Ltd. (Switzerland)                                                                    180,000               40,734
Heidelberger Zement AG (Germany)                                                             236,700               10,938


MULTILINE RETAIL  -  0.52%
Wal-Mart de Mexico, SA de CV, Series V (Mexico)                                           40,355,918              132,865
Wal-Mart de Mexico, SA de CV, Series C                                                     6,037,600               17,358


MACHINERY  -  0.51%
Mitsubishi Heavy Industries, Ltd. (Japan)                                                 27,300,000               88,908
Metso Oyj (Finland)                                                                        5,000,000               60,541



OTHER  INDUSTRIES -  3.68%
NEC Corp. (Japan)                                                                         16,900,000              136,958
SAP AG (Germany)                                                                             833,700              126,365
L'Air Liquide (France)                                                                       609,814               89,349
GKN PLC (United Kingdom)                                                                  17,950,000               88,271
Bombardier Inc., Class B (Canada)                                                          8,594,800               77,414
Essilor (France)                                                                           1,805,000               64,544
Swedish Match AB (Sweden)                                                                  9,377,599               62,408
Gallaher Group PLC (United Kingdom)                                                        7,428,102               57,175
Infosys Technologies Ltd. (India)                                                            685,300               52,717
TPG NV (Netherlands)                                                                       2,507,541               52,052
Hindustan Lever Ltd. (India)                                                               9,000,000               41,583
ALTRAN Technologies (France)                                                                 635,000               36,287
Compass Group PLC (United Kingdom)                                                         5,063,630               33,923
Smurfit Group (Ireland)                                                                   13,500,000               30,928
Serono SA, Class B (Switzerland)                                                              30,000               26,372
Cie. Financiere Richemont AG, units, Class A (Switzerland)                                 1,022,812               23,541
BAE SYSTEMS PLC (United Kingdom)                                                           4,101,690               19,586
Finmeccanica SpA (Italy) (1)                                                              22,000,000               19,356
Shiseido Co., Ltd. (Japan)                                                                 1,014,000               10,075
Nippon COMSYS Corp. (Japan)                                                                1,730,000                9,142
Autoroutes du Sud de la France (France) (1)                                                  143,300                3,333
THUS Group PLC  (United Kingdom) (1)                                                      15,186,935                3,301
Lernout & Hauspie Speech Products NV (Belgium) (1)                                           260,000                    5
I.T.C. Ltd. (India) (4)                                                                          200
TI Automotive Ltd., Class A (United Kingdom) (1) (4)                                       3,197,300


Miscellaneous  -  1.64%
Other equity securities in initial period of acquisition                                                          474,521


Total equity securities (cost: $21,980,144,000)                                                                24,894,222



                                                                                                 Principal        Market
                                                                                                    amount         value
Bonds & notes                                                                                        (000)         (000)

Non-U.S. Government Obligations  -  0.02%
Argentina (Republic of) 11.75% 2009                                                                  $9,185        $2,296
Argentina (Republic of) 12.25% 2018 (7)                                                               8,899         1,824
Argentina (Republic of) 7.00%/15.50% 2008 (8)                                                         1,600           412
Argentina (Republic of) 12.00% 2031 (7)                                                                 318            70



Total bonds and notes (cost: $5,249,000)                                                                            4,602



                                                                                                 Principal        Market
                                                                                                    amount         value
Short-term securities                                                                                (000)         (000)

Corporate short-term notes  -  5.34%
J.P. Morgan Chase & Co. 1.78%-1.79% due 4/1-4/30/2002                                              $108,550      $108,509
ING America Insurance Holdings Inc. 1.80% due 5/13/2002                                              50,000        49,892
Internationale Nederlanden (U.S.) Funding Corp.                                                      50,000        49,882
 1.80% due 5/17/2002
CBA (Delaware) Finance Inc. 1.61%-1.89% due 4/16-6/13/2002                                          100,000        99,736
Spintab AB 1.80%-1.93% due 5/3-6/19/2002                                                             96,500        96,227
Den Danske Corp. Inc. 1.62%-1.82% due 4/4-5/13/2002                                                  91,700        91,572
American Honda Finance Corp. 1.78%-1.82% due 4/11-5/21/2002                                          84,200        84,037
Bank of Nova Scotia 1.77%-1.90% due 4/26-6/21/2002                                                   79,600        79,376
Eksportfinans ASA 1.86%-1.90% due 6/10-6/12/2002                                                     78,300        77,984
American General Finance Corp. 1.78%-1.82% due 4/19-5/10/2002                                        67,200        67,109
Barclays U.S. Funding Corp. 1.75%-1.79% due 4/8-4/23/2002                                            60,900        60,856
Canadian Wheat Board 1.84%-2.17% due 4/4-4/15/2002                                                   60,310        60,277
Kraft Foods Inc. 1.78%-1.82% due 4/17-5/14/2002                                                      55,000        54,921
Verizon Network Funding Corp. 1.80%-1.815%                                                           54,200        54,107
 due 4/29-5/20/2002
Deutsche Bank Financial LLC 1.74% due 4/9/2002                                                       50,000        49,978
Westpac Trust Securities NZ Ltd. 1.72%-1.75%                                                         50,000        49,966
 due 4/10-4/18/2002
Ciesco LP 1.78%-1.81% due 4/5-5/6/2002                                                               50,000        49,936
Stadshypotek AB 1.82% due 5/8/2002 (3)                                                               50,000        49,904
ABN AMRO North America Finance Inc. 1.73% due 5/28/2002                                              50,000        49,860
Societe Generale North America Inc. 1.80% due 4/8/2002                                               33,600        33,587
KfW International Finance Inc. 1.72%-1.91%                                                           30,700        30,625
 due 4/11-6/24/2002
Motiva Enterprises LLC 1.78%-1.80% due 4/3-4/12/2002                                                 30,000        29,989
Reseau Ferre de France 1.78% due 4/2/2002                                                            25,000        24,997
General Electric Capital Corp. 1.77% due 4/8/2002                                                    25,000        24,990
ANZ (Delaware) Inc. 1.74% due 4/10/2002                                                              25,000        24,988
Merck & Co., Inc. 1.77% due 4/29/2002                                                                25,000        24,964
BP Amoco Capital PLC 1.78% due 5/7/2002                                                              25,000        24,954
BNP Paribas Financing Inc.1.89% due 6/24/2002                                                        25,000        24,882
Toronto-Dominion Holdings USA Inc. 1.70% due 4/11/2002                                               19,000        18,990


Federal agency discount notes  -  5.30%
Fannie Mae 1.57%-2.10% due 4/3-7/17/2002                                                            658,750       657,149
Freddie Mac 1.67%-2.165% due 4/2-6/28/2002                                                          447,000       445,952
Federal Home Loan Bank 1.67%-1.94% due 4/17-6/14/2002                                               301,832       301,156
International Bank for Reconstruction and                                                            75,000        74,859
 Development 1.76%-1.77% due 5/6-5/13/2002
Sallie Mae 1.93% due 5/16/2002 (6)                                                                   30,000        30,000
Federal Farm Credit Bank 1.95% due 5/14/2002                                                         25,000        24,940


Certificates of deposit  -  2.35%
Lloyds Bank PLC Euro CD 1.81%-1.90% due 5/22-6/18/2002                                               90,000        89,997
Toronto-Dominion Bank 1.78%-1.91% due 4/29-6/21/2002                                                 85,000        84,992
Royal Bank of Scotland Group PLC Euro CD 1.76% due 5/15/2002                                         75,000        75,001
Rabobank Nederland NV 1.66%-1.93% due 4/30-5/16/2002                                                 70,000        70,008
Svenska Handelsbanken Inc. Euro CD 1.97% due 7/12/2002                                               50,000        49,998
ABN AMRO North America Finance Inc. 1.61%-1.84%                                                      50,000        49,997
 due 4/16-6/11/2002
BNP Paribas Euro CD 1.92% due 6/25/2002                                                              50,000        49,997
Canadian Imperial Bank of Commerce 1.62%-1.91%                                                       40,200        40,199
 due 4/22-6/14/2002
Barclays Bank PLC Euro CD 1.84% due 6/11/2002                                                        40,000        39,995
Bank of Nova Scotia 1.66% due 4/18/2002                                                              30,500        30,500
ING Bank (London) NV Euro CD 1.94% due 6/19/2002                                                     25,000        25,001
Mellon Bank 1.81% due 4/19/2002                                                                      25,000        25,000
Deutsche Bank AG Euro CD 1.72% due 4/24/2002                                                         25,000        25,000
Societe Generale Euro CD 1.94% due 6/24/2002                                                         25,000        24,998


U.S. Treasuries  -  0.73%
U.S. Treasury Bills 1.66%-1.735% due 4/11-5/23/2002                                                 210,500       210,162


Total short-term securities (cost: $3,972,188,000)                                                              3,971,996


Total investment securities (cost: $25,957,581,000)                                                            28,870,820

New Taiwanese Dollar (cost: $10,943,000)                                                        NT$332,473          9,524

Excess of cash and receivables over payables                                                                       70,553

Net assets                                                                                                    $28,950,897

(1) Non-income-producing security.
(2) The fund owns 5.03% of the outstanding voting securities of Orkla AS and thus is considered an affiliate of this company under the Investment Company Act of 1940.
(3) Purchased in a private placement transaction;
     resale may be limited to qualified institutional
      buyers; resale to the public may require registration.
(4) Valued under procedures established by the Board of Trustees.
(5) This security has been authorized but has not yet been issued.
(6) Coupon rate may change periodically.
(7) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(8) Step bond; coupon rate will increase at a later date.

ADR = American Depositary Receipts
FDR = Fiduciary Depositary Receipts
GDR = Global Depositary Receipts



See Notes to Financial Statements

EuroPacific Growth Fund
Financial statements
(dollars and shares in thousands,
 except per share amounts)
Statement of assets and liabilities
at March 31, 2002

Assets:
 Investment securities at market:
  Unaffiliated issuers (cost: $25,856,619)                                      $28,671,934
  Affiliated issuers (cost: $100,962)                                               198,886     $28,870,820
 Cash denominated in non-U.S. currencies
  (cost: $10,943)                                                                                     9,524
 Cash                                                                                                 9,324
 Receivables for:
  Sales of investments                                                               55,880
  Sales of fund's shares                                                             68,093
  Open forward currency contracts                                                     6,809
  Dividends and interest                                                            125,009         255,791
 Other assets                                                                                           290
                                                                                                 29,145,749
Liabilities:
 Payables for:
  Purchases of investments                                                           85,946
  Repurchases of fund's shares                                                       87,457
  Investment advisory services                                                       11,195
  Services provided by affiliates                                                     8,236
  Deferred Trustees' compensation                                                     1,098
  Other fees and expenses                                                               920         194,852
Net assets at March 31, 2002                                                                    $28,950,897

Net assets consist of:
 Capital paid in on shares of                                                                   $28,199,155
 beneficial interest
 Undistributed net investment income                                                                 65,939
 Accumulated net realized loss                                                                   (2,232,588)
 Net unrealized appreciation                                                                      2,918,391
Net assets at March 31, 2002                                                                    $28,950,897

Shares of beneficial interest issued and
outstanding - unlimited shares authorized
                                                                 Net assets          Shares       Net asset
                                                                                outstanding       value per
                                                                                                  share /1/
Class A                                                         $27,764,585        1,019,501          $27.23
Class B                                                             422,253           15,589           27.09
Class C                                                             177,797            6,568           27.07
Class F                                                             580,417           21,316           27.23
Class 529-A                                                           3,757             138            27.23
Class 529-B                                                             735              27            27.21
Class 529-C                                                           1,322              49            27.20
Class 529-E                                                              31               1            27.23
(1) Maximum offering price and redemption
price per share are equal to the net asset
 value per share for all share classes,
 except for Class A and Class 529-A, for
which the maximum offering price per share
 is $28.89 for each.


Statement of operations
for the year ended March 31, 2002
(dollars in thousands)
Investment income:
 Income:
  Dividends (net of non-U.S. withholding
            tax of $52,602; also includes
            $3,091 from affiliates)                                                $429,511
  Interest (net of non-U.S. withholding
            tax of $19)                                                             166,348        $595,859

 Fees and expenses:
  Investment advisory services                                                      130,797
  Distribution services                                                              74,814
  Transfer agent services                                                            31,247
  Administrative services                                                               717
  Reports to shareholders                                                               984
  Registration statement and prospectus                                               1,903
  Postage, stationery and supplies                                                    3,729
  Trustees' compensation                                                                 67
  Auditing and legal                                                                    119
  Custodian                                                                          10,622
  State and local taxes                                                                 540
  Other                                                                                 147         255,686
 Net investment income                                                                              340,173

Net realized loss and unrealized
 appreciation on investments
 and non-U.S. currency:
 Net realized (loss) gain on:
  Investments                                                                    (1,475,441)
  Non-U.S. currency transactions                                                     34,104      (1,441,337)
 Net unrealized appreciation on:
  Investments                                                                       248,071
  Non-U.S. currency translations                                                      3,151         251,222
   Net realized loss and
    unrealized appreciation
    on investments and non-U.S. currency                                                         (1,190,115)
Net decrease in net assets resulting
 from operations                                                                                   (849,942)








(dollars in thousands)
Statement of changes in net assets

                                                                                Year ended         March 31
                                                                                        2002            2001
Operations:
 Net investment income                                                             $340,173        $647,689
 Net realized (loss) gain on investments and
  non-U.S. currency transactions                                                 (1,441,337)        654,733
 Net unrealized appreciation (depreciation)
  on investments and non-U.S. currency                                              251,222     (12,554,700)
  translations
  Net decrease in net assets
   resulting from operations                                                       (849,942)    (11,252,278)

Dividends and distributions paid to
 shareholders:
  Dividends from net investment income                                             (666,828)       (191,429)
  Distributions from net realized gain
   on investments                                                                         -      (3,397,879)
    Total dividends and distributions paid
     to shareholders                                                               (666,828)     (3,589,308)

Capital share transactions                                                        1,166,543       5,275,512

Total decrease in net assets                                                       (350,227)     (9,566,074)

Net assets:
 Beginning of year                                                               29,301,124      38,867,198
 End of year (including undistributed
  net investment income: $65,939 and
  $366,372, respectively)                                                       $28,950,897     $29,301,124



See Notes to Financial Statements

Notes to financial statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - EuroPacific Growth Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing in the securities of companies based outside the United States.

The fund offers nine share classes consisting of four retail share classes and five CollegeAmerica savings plan share classes. The CollegeAmerica savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The fund's share classes are described below:

SHARE CLASS                      INITIAL SALES     CONTINGENT DEFERRED         CONVERSION FEATURE
                                 CHARGE            SALES CHARGE UPON
                                                   REDEMPTION

Class A and Class 529-A          Up to 5.75%       None                        None

Class B and Class 529-B          None              Declines from 5% to         Class B and Class 529-B
                                                   zero for redemptions        convert to Class A and
                                                   within six years of         Class 529-A,
                                                   purchase                    respectively, after
                                                                               eight years

Class C                          None              1% for redemptions          Class C converts to
                                                   within one year of          Class F after 10 years
                                                   purchase

Class 529-C                      None              1% for redemptions          None
                                                   within one year of
                                                   purchase

Class 529-E                      None              None                        None

Class F and Class 529-F*         None              None                        None


*As of March 31, 2002, there were no Class 529-F shares outstanding.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

SECURITY VALUATION - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Trustees. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

3. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; unrealized depreciation of certain investments in non-U.S. securities; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of March 31, 2002, the cost of investment securities and cash denominated in non-U.S. currencies, excluding forward currency contracts, for federal income tax purposes was $25,999,365,000.

As of March 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                         (dollars in thousands)

Undistributed net investment income and currency gains                   85,319

Loss deferrals related to non-U.S. currency                              (2,806)

Short-term and long-term capital loss deferrals                          (2,213,387)

Unrealized appreciation                                                  5,323,788

Unrealized depreciation                                                  (2,442,809)


Short-term and long-term capital loss deferrals above include a capital loss carryforward of $1,995,403,000 expiring in 2010. The capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or in subsequent years through the expiration dates. The fund will not make distributions from capital gains while a capital loss carryforward
remains.   Also included are capital losses relating to non-U.S. currency transactions, which were realized during the period November 1, 2001 through March 31, 2002.

The tax character of distributions paid was as follows (dollars in thousands):

Year ended March 31, 2002
                                     Distributions                 Distributions
                                          from Net                          from            Total
                                        investment   Short-term        long-term    distributions
                                        income and      capital    capital gains             paid
                                    currency gains        gains
Class A                               $    649,471            -                -      $   649,471
Class B                                      6,311            -                -            6,311
Class C                                      1,788            -                -            1,788
Class F                                      9,258            -                -            9,258
Total                                 $    666,828            -                -      $   666,828

Year ended March 31, 2001
                                     Distributions                 Distributions
                                          from Net                          from            Total
                                        investment   Short-term        long-term    distributions
                                        income and      capital    capital gains             paid
                                    currency gains        gains
Class A                               $    190,462            -      $ 3,371,953      $ 3,562,415
Class B                                        967            -           25,926           26,893
Total                                 $    191,429            -      $ 3,397,879      $ 3,589,308


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.690% on the first $500 million of daily net assets decreasing to 0.415% on such assets in excess of $44 billion. For the year ended March 31, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.457% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes. Under the plans, the Board of Trustees approves certain categories of expenses which are used to finance activities primarily intended to sell fund shares.

The plans provide for annual expenses, based on average daily net assets of up to 0.25% for Class A shares; up to 0.50% for Class 529-A shares; 1.00% for Class B, Class 529-B, Class C and Class 529-C shares; 0.75% for Class 529-E shares; and up to 0.50% for Class F and Class 529-F shares. In some cases, the Board of Trustees approved expense amounts lower than plan limits.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. Additionally, the Board of Trustees has approved the following categories of distribution expenses:

CLASS A AND CLASS 529-A - Dealers and wholesalers receive commissions from AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit is not exceeded. Although the Class 529-A plan has an annual expense limit of 0.50% of average daily net assets, currently the expense is limited to 0.25% of such assets. As of March 31, 2002, unreimbursed expenses which remain subject to reimbursement totaled $25,873,000 and $2,000 for Class A and Class 529-A, respectively.

CLASS B, CLASS 529-B, CLASS C AND CLASS 529-C - Each class pays AFD annual fees of 0.75% of its respective average daily net assets to compensate dealers and wholesalers for shares sold.

CLASS 529-E - AFD is paid annual fees of 0.25% of average daily net assets to compensate dealers and wholesalers for shares sold.

CLASS F AND CLASS 529-F- Although the plan has an annual expense limit of 0.50% of its respective average daily net assets, currently there are no additional approved categories of expense for these classes.

TRANSFER AGENT SERVICES - The fund has a transfer agency agreement with AFS for Class A and Class B shares. Under this agreement, these share classes compensate AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. AFS is compensated for transfer agency services provided to all other share classes from the administrative services fees paid to CRMC described below.

ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than Class A and Class B. Each relevant class pays CRMC annual fees of 0.15% based on its respective average daily net assets, plus amounts payable for certain transfer agency services. CRMC may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional annual administrative fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan.

Expenses under the agreements described above for the year ended March 31, 2002, are as follows (dollars in thousands):


FUND SHARE CLASSES            DISTRIBUTION         TRANSFER AGENT         ADMINISTRATIVE SERVICES
                              SERVICES             SERVICES

Class A                       $69,580              $30,762                Not applicable

Class B                         3,703               485                   Not applicable

Class C                         851                Not applicable         $215

Class F                        679                 Not applicable         502

Class 529-A                    -*                  Not applicable          -*

Class 529-B                    -*                  Not applicable          -*

Class 529-C                    1                   Not applicable          -*

Class 529-E                    -*                  Not applicable          -*


*Amounts less $1,000

DEFERRED TRUSTEES' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

5. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

                                                                                          Reinvestments
                                                                                           of dividends
Year ended March 31, 2002                                                                           and
                                                                    Sales                 distributions
                                                                   Amount       Shares           Amount      Shares
Class A                                                      $  9,059,063      328,493      $   605,552      22,817
Class B                                                           164,970        5,971            6,017         227
Class C                                                           282,238       10,431            1,693          64
Class F                                                           847,323       30,903            7,990         301
Class 529-A(1)                                                      3,735          138              -           -
Class 529-B(1)                                                        728           27              -           -
Class 529-C(1)                                                      1,317           49              -           -
Class 529-E(1)                                                         31            1              -           -
Total net increase (decrease) in fund                        $ 10,359,405      376,013      $   621,252      23,409



Year ended March 31, 2002                                                                           Net
                                                              Repurchases                      increase
                                                                   Amount       Shares           Amount      Shares
Class A                                                      $ (9,375,535)    (340,273)     $   289,080      11,037
Class B                                                           (49,348)      (1,830)         121,639       4,368
Class C                                                          (114,561)      (4,294)         169,370       6,201
Class F                                                          (274,669)     (10,125)         580,644      21,079
Class 529-A(1)                                                         (1)         -*             3,734         138
Class 529-B(1)                                                        -            -                728          27
Class 529-C(1)                                                        -            -              1,317          49
Class 529-E(1)                                                        -            -                 31           1
Total net increase (decrease) in fund                        $ (9,814,114)    (356,522)     $ 1,166,543      42,900


                                                                                          Reinvestments
                                                                                           of dividends
Year ended March 31, 2001                                                                           and
                                                                    Sales                 distributions
                                                                   Amount       Shares           Amount      Shares
Class A                                                      $ 12,195,797      334,652      $ 3,415,248     102,002
Class B                                                           385,137       10,517           25,983         780
Class C(2)                                                         10,712          373              -           -
Class F(2)                                                          7,238          251              -           -
Total net increase (decrease) in fund                        $ 12,598,884      345,793      $ 3,441,231     102,782




Year ended March 31, 2001                                                                           Net
                                                              Repurchases                      increase
                                                                   Amount       Shares           Amount      Shares
Class A                                                      $(10,739,888)    (298,872)     $ 4,871,157     137,782
Class B                                                           (24,132)        (746)         386,988      10,551
Class C(2)                                                           (174)          (6)          10,538         367
Class F(2)                                                           (409)         (14)           6,829         237
Total net increase (decrease) in fund                        $(10,764,603)    (299,638)     $ 5,275,512     148,937

* Amount less than 1,000
(1) Class 529-A, Class 529-B, Class 529-C and Class 529-E shares were not offered before February 15, 2002.
(2) Class C and Class F shares were not
offered before March 15, 2001.


6. FORWARD CURRENCY CONTRACTS
As of March 31, 2002, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:

(dollars in thousands)


Non-U.S.                                Contract amount                        U.S. valuations at
currency contracts                                                             March 31, 2002

                                                                                                Unrealized

                                        Non-U.S.             U.S.              Amount           appreciation



SALES:

Japanese Yen EXPIRING 6/26/2002         Yen  25,000,000      $196,135          $189,326         $6,809


7. RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of March 31, 2002, the total value of restricted securities was $220,396,000, which represents 0.76% of the net assets of the fund.

8. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $8,639,519,000 and $6,300,290,000, respectively, during the year ended March 31, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended March 31, 2002, the custodian fee of $10,622,000 includes $99,000 that was offset by this reduction, rather than paid in cash.

Financial Highlights (1)


                                                       Net asset
                                                           value,
                                                        beginning
                                                        of period
Class A:
 Year ended 3/31/2002                                    $  28.72
 Year ended 3/31/2001                                        44.61
 Year ended 3/31/2000                                        30.21
 Year ended 3/31/1999                                        29.56
 Year ended 3/31/1998                                        26.70
Class B:
 Year ended 3/31/2002                                        28.56
 Year ended 3/31/2001                                        44.59
 Period from 3/15/2000 to 3/31/2000                          43.09
Class C:
 Year ended 3/31/2002                                        28.56
 Period from 3/15/2001 to 3/31/2001                          28.87
Class F:
 Year ended 3/31/2002                                        28.72
 Period from 3/15/2001 to 3/31/2001                          29.02
Class 529-A:
 Period from 2/15/2002 to 3/31/2002                          26.02
Class 529-B:
 Period from 2/19/2002 to 3/31/2002                          25.54
Class 529-C:
 Period from 2/15/2002 to 3/31/2002                          26.02
Class 529-E:
 Period from 3/7/2002 to 3/31/2002                           27.39
Class 529-F -
 Period from 2/15/2002 to 3/31/2002                           0.00                .00              .00

                                                           Income     from investment       operations
                                                                                 Net
                                                                        (losses)gains
                                                                        on securities
                                                             Net       (both realized      Total from
                                                       investment                 and       investment
                                                       income (2)     unrealized) (2)       operations
Class A:
 Year ended 3/31/2002                                        $.33             $(1.16)           $(.83)
 Year ended 3/31/2001                                         .69              (12.65)          (11.96)
 Year ended 3/31/2000                                         .34               15.74            16.08
 Year ended 3/31/1999                                         .42                1.85             2.27
 Year ended 3/31/1998                                         .45                4.79             5.24
Class B:
 Year ended 3/31/2002                                         .11               (1.14)           (1.03)
 Year ended 3/31/2001                                         .47              (12.65)          (12.18)
 Period from 3/15/2000 to 3/31/2000                           .03                1.47             1.50
Class C:
 Year ended 3/31/2002                                         .06               (1.14)           (1.08)
 Period from 3/15/2001 to 3/31/2001                           .06                (.37)            (.31)
Class F:
 Year ended 3/31/2002                                         .26               (1.11)            (.85)
 Period from 3/15/2001 to 3/31/2001                           .07                (.37)            (.30)
Class 529-A:
 Period from 2/15/2002 to 3/31/2002                           .11                1.10             1.21
Class 529-B:
 Period from 2/19/2002 to 3/31/2002                           .08                1.59             1.67
Class 529-C:
 Period from 2/15/2002 to 3/31/2002                           .09                1.09             1.18
Class 529-E:
 Period from 3/7/2002 to 3/31/2002                            .06                (.22)            (.16)

                                                        Dividends                 and    Distributions

                                                        Dividends
                                                        (from net       Distributions
                                                       investment       (from capital            Total
                                                          income)              gains)    distributions
Class A:
 Year ended 3/31/2002                                      $(.66)                   -           $(.66)
 Year ended 3/31/2001                                        (.19)           $(3.74)             (3.93)
 Year ended 3/31/2000                                        (.29)              (1.39)           (1.68)
 Year ended 3/31/1999                                        (.36)              (1.26)           (1.62)
 Year ended 3/31/1998                                        (.45)              (1.93)           (2.38)
Class B:
 Year ended 3/31/2002                                        (.44)                  -             (.44)
 Year ended 3/31/2001                                        (.11)              (3.74)           (3.85)
 Period from 3/15/2000 to 3/31/2000                             -                   -                -
Class C:
 Year ended 3/31/2002                                        (.41)                  -             (.41)
 Period from 3/15/2001 to 3/31/2001                             -                   -                -
Class F:
 Year ended 3/31/2002                                        (.64)                  -             (.64)
 Period from 3/15/2001 to 3/31/2001                             -                   -                -
Class 529-A:
 Period from 2/15/2002 to 3/31/2002                             -                   -                -
Class 529-B:
 Period from 2/19/2002 to 3/31/2002                             -                   -                -
Class 529-C:
 Period from 2/15/2002 to 3/31/2002                             -                   -                -
Class 529-E:
 Period from 3/7/2002 to 3/31/2002                              -                   -                -




                                                       Net asset                           Net assets,
                                                       value, end              Total     end of period
                                                        of period           return(3)    (in millions)
Class A:
 Year ended 3/31/2002                                    $  27.23             (2.63)%          $27,765
 Year ended 3/31/2001                                       28.72              (28.02)           28,963
 Year ended 3/31/2000                                       44.61               54.32            38,837
 Year ended 3/31/1999                                       30.21                8.19            22,083
 Year ended 3/31/1998                                       29.56               20.97            21,316
Class B:
 Year ended 3/31/2002                                       27.09               (3.34)              422
 Year ended 3/31/2001                                       28.56              (28.53)              321
 Period from 3/15/2000 to 3/31/2000                         44.59                3.48                30
Class C:
 Year ended 3/31/2002                                       27.07               (3.53)              178
 Period from 3/15/2001 to 3/31/2001                         28.56               (1.07)               10
Class F:
 Year ended 3/31/2002                                       27.23               (2.71)              580
 Period from 3/15/2001 to 3/31/2001                         28.72               (1.03)                7
Class 529-A:
 Period from 2/15/2002 to 3/31/2002                         27.23                4.88                 4
Class 529-B:
 Period from 2/19/2002 to 3/31/2002                         27.21                6.77                 1
Class 529-C:
 Period from 2/15/2002 to 3/31/2002                         27.20                4.77                 1
Class 529-E:
 Period from 3/7/2002 to 3/31/2002                          27.23                (.36)           - (4)

                                                        Ratio of            Ratio of
                                                         expenses          net income
                                                       to average          to average
                                                       net assets          net assets
Class A:
 Year ended 3/31/2002                                         .88%               1.21%
 Year ended 3/31/2001                                         .84                1.89
 Year ended 3/31/2000                                         .84                 .93
 Year ended 3/31/1999                                         .84                1.45
 Year ended 3/31/1998                                         .86                1.64
Class B:
 Year ended 3/31/2002                                        1.65                 .41
 Year ended 3/31/2001                                        1.61                1.40
 Period from 3/15/2000 to 3/31/2000                          0.07                 .06
Class C:
 Year ended 3/31/2002                                        1.77                 .22
 Period from 3/15/2001 to 3/31/2001                           .08                 .18
Class F:
 Year ended 3/31/2002                                         .95                 .98
 Period from 3/15/2001 to 3/31/2001                           .05                 .22
Class 529-A:
 Period from 2/15/2002 to 3/31/2002                           .13                 .42
Class 529-B:
 Period from 2/19/2002 to 3/31/2002                           .20                 .29
Class 529-C:
 Period from 2/15/2002 to 3/31/2002                           .22                 .35
Class 529-E:
 Period from 3/7/2002 to 3/31/2002                            .09                 .23




Supplemental data - all classes

Year ended March 31
2002                                                         2001                2000

27%                                                            37%                 29%

1999                                                         1998

32%                                                            31%

(1) Based on operations for the period
shown (unless otherwise noted) and,
accordingly, may not be representative
of a full year.
(2) Years ended 1999 and 1998 are based
on shares outstanding on the last day
of the year; all other periods are
based on average shares outstanding.
(3) Total returns exclude all sales
charges, including contingent
deferred sales charges.
(4) Amount less than 1 million.

Report of Independent Accountants

To the Board of Trustees and Shareholders of EuroPacific Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of EuroPacific Growth Fund (the "Fund") at March 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002, by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
Los Angeles, California

April 30, 2002

Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

The fund makes an election under the Internal Revenue Code Section 853 to pass through certain non-U.S. taxes paid by the fund to its shareholders as a foreign tax credit. The amount of foreign tax credit passed through to shareholders for the fiscal year ended March 31, 2002 is $52,621,000. Foreign source income earned by the fund for the fiscal year ended March 31, 2002 was $545,342,000. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their discretion. Generally, it is more advantageous to claim a credit than to take a deduction.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2003 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2002 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

OTHER SHARE CLASS RESULTS (unaudited)

                                                    RETURNS FOR PERIODS        ENDED MARCH 31, 2002:

CLASS B, CLASS C, CLASS F AND CLASS 529             ONE YEAR                   LIFE OF CLASS

CLASS B SHARES:

Reflecting applicable contingent deferred           -8.09%                     -16.62%(1)
sales charge (CDSC), maximum of 5%,
payable only if shares are sold within six
years of purchase

Not reflecting CDSC                                 -3.34%                     -15.14%(1)

CLASS C SHARES:

Reflecting CDSC, maximum of 1%, payable             -4.48%                     -4.38%(2)
only if shares are sold within one year of
purchase

Not reflecting CDSC                                 -3.53%                     -4.38%(2)

CLASS F SHARES:

Not reflecting annual asset-based fee               -2.71%                     -3.56%(2)
charged by sponsoring firm

CLASS 529 SHARES:

Results for these shares are not shown because of the brief time between their introduction on February 15, 2002, and the end of the period.


(1) Average annual compound return from March 15, 2000, when Class B shares first sold.
(2) Average annual compound return from March 15, 2001, when Class C and Class F shares first sold.


BOARD OF TRUSTEES

"NON-INTERESTED" TRUSTEES

NAME AND AGE        YEAR FIRST       PRINCIPAL OCCUPATION(S)DURING PAST FIVE YEARS
                    ELECTED A
                    TRUSTEE OF
                    THE FUND(1)

Elisabeth           1991             Administrative Director, ANZI, Ltd. (financial publishing
Allison, 55                          and consulting); publishing consultant, Harvard Medical
                                     School

Robert A. Fox,      1984             Managing General Partner, Fox Investments LP; Professor and
65                                   Executive in Residence, University of California, Davis;
                                     former President and CEO, Foster Farms

Alan Greenway,      1984             Private investor; President, Greenway Associates, Inc.
74                                   (management consulting services)

Koichi Itoh,        1994             Managing Director, Itoh Associates, Ltd.; former President,
61                                   Autosplice KK; former President and CEO, IMPAC (management consulting services); former Managing Partner, VENCA
                                     Management (venture capital)

William H.          1987             President, Minnesota Public Radio; President, Greenspring
Kling, 60                            Co.; President, American Public Media Group

John G.             1984             The IBJ Professor of Finance, Graduate School of Business,
McDonald, 64                         Stanford University

William I.          1992             Chairman of the Board, Irwin Financial Corporation
Miller, 46

Alessandro          2002             CEO, Tecnitel
Ovi,* 58

Kirk P.             1996             Chairman of the Board and CEO, Cairnwood, Inc. (venture
Pendleton, 62                        capital investment)



"NON-INTERESTED" TRUSTEES

NAME AND AGE        NUMBER OF BOARDS        OTHER DIRECTORSHIPS (3)HELD BY TRUSTEE
                    WITHIN COMPLEX(2)
                    ON WHICH TRUSTEE
                    SERVES

Elisabeth           3                       None
Allison, 55

Robert A. Fox,      7                       Crompton Corporation
65

Alan                3                       None
Greenway, 74

Koichi Itoh,        3                       None
61

William H.          6                       Irwin financial Corporation; St. Paul Companies
Kling, 60

John G.             8                       Plum Creek timber Co.; Scholastic Corporation; iStar
McDonald, 64                                Financial, Inc.; Varian, Inc.; Capstone Turbine Corp.

William I.          3                       None
Miller, 46

Alessandro          3                       None
Ovi,* 58

Kirk P.             6                       York Group, Inc.
Pendleton, 62



"INTERESTED" TRUSTEES(4)

NAME, AGE AND             YEAR FIRST ELECTED A       PRINCIPAL OCCUPATION(S) DURING PAST FIVE AND
POSITION WITH FUND        TRUSTEE OR OFFICER         POSITIONS HELD WITH AFFILIATED ENTITIES OR
                          OF THE FUND(1)             THE PRINCIPAL UNDERWRITER OF THE FUND

Gina H. Despres, 60       1999                       Senior Vice President, Capital Research and
Chairman of the                                      Management Company
Board

Thierry                   1994                       Director, Capital Research and Management
Vandeventer, 66                                      Company
Vice Chairman of
the Board

Mark E. Denning, 44       1999                       Director, Capital Research and Management
President                                            Company; Director, Capital International,
                                                     Inc.;(5) Senior Vice President, Capital
                                                     Research Company(5)


*New Trustee

 "INTERESTED" TRUSTEES(4)

NAME, AGE AND POSITION            NUMBER OF BOARDS WITHIN THE FUND            OTHER DIRECTORSHIPS(3)
WITH FUND                         COMPLEX (2) ON WHICH TRUSTEE SERVES         HELD BY TRUSTEE

Gina H. Despres, 60               4                                           None
Chairman of the Board

Thierry Vandeventer, 66           1                                           None
Vice Chairman of the Board

Mark E. Denning, 44               1                                           None
President


 *New Trustee


DONALD E. PETERSEN, a fund Trustee since 1995, has retired from the Board. The Trustees wish to thank him for his years of dedicated service and numerous contributions to the fund.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071,
ATTENTION: FUND SECRETARY.

(1) Trustees and officers of the fund serve until their resignation, removal or retirement.

(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.

(3) This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.

(4) "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).

(5) Company affiliated with Capital Research and Management Company.

OTHER OFFICERS

NAME, AGE AND POSITION          YEAR FIRST       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
WITH FUND                       ELECTED AN       AND POSITIONS HELD WITH AFFILIATED ENTITIES OR
                                OFFICER OF       THE PRINCIPAL UNDERWRITER OF THE FUND
                                THE FUND(1)

Stephen E. Bepler, 59           1984             Senior Vice President, Capital Research
Executive Vice President                         Company(5)

Robert W. Lovelace, 39          1996             Senior Vice President, Capital Research and
Senior Vice President                            Management Company; President and Director,
                                                 Capital Research Company;(5)  Director, American
                                                 Funds Distributors, Inc.(5)

Alwyn Heong, 42 Vice            1998             Senior Vice President, Capital Research
President                                        Company(5)

Hiromi Mizugaki, 40 Vice        1998             Vice President, Capital Research Company(5)
President

Vincent P. Corti, 45            1984             Vice President-Fund Business Management
Secretary                                        Group,Capital Research and Management Company

R. Marcia Gould, 47             1993             Vice President-Fund Business Management
Treasurer                                        Group,Capital Research and Management Company

Dayna Yamabe, 35                1998             Vice President-Fund Business Management
Assistant Treasurer                              Group,Capital Research and Management Company


OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, CA 90071-1443
135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company(Please write to the address nearest you.) P.O. Box 25065
Santa Ana, CA 92799-5065
P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank270 Park Avenue
New York, NY 10017-2070

COUNSEL
O'Melveny & Myers LLP400 South Hope Street
Los Angeles, CA 90071-2899

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-3405

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462

There are several ways to invest in EuroPacific Growth Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.77% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annualized expenses 0.89% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher expenses (0.07% annualized) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of EuroPacific Growth Fund but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2002, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(SM)]

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For over 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted more than 15 million shareholders.

Our unique combination of strengths includes these five factors:

Focus: a long-term approach with attention to risk
Reach: an unparalleled global research effort
Perspective: a unique method of portfolio management
Experience: investment professionals on the job an average of 19 years
Value: a commitment to low operating expenses

29 mutual funds, consistent philosophy, consistent results

* GROWTH FUNDS
 Emphasis on long-term growth through stocks
 AMCAP Fund(R)
 EuroPacific Growth Fund(R)
 The Growth Fund of America(R)
 The New Economy Fund(R)
 New Perspective Fund(R)
 New World Fund(SM)
 SMALLCAP World Fund(R)

* GROWTH-AND-INCOME FUNDS
 Emphasis on long-term growth and dividends through stocks
 American Mutual Fund(R)
 Capital World Growth and Income Fund(SM)
 Fundamental Investors(SM)
 The Investment Company of America(R)
 Washington Mutual Investors Fund(SM)

* EQUITY-INCOME FUNDS
 Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
 The Income Fund of America(R)

* BALANCED FUND
 Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

* BOND FUNDS
 Emphasis on current income through bonds
 American High-Income Trust(SM)
 The Bond Fund of America(SM)
 Capital World Bond Fund(R)
 Intermediate Bond Fund of America(R)
 U.S. Government Securities Fund(SM)

* TAX-EXEMPT BOND FUNDS
 Emphasis on tax-free current income through municipal bonds
 American High-Income Municipal Bond Fund(R)
 Limited Term Tax-Exempt Bond Fund of America(SM)
 The Tax-Exempt Bond Fund of America(R)

 STATE-SPECIFIC TAX-EXEMPT FUNDS
 The Tax-Exempt Fund of California(R)
 The Tax-Exempt Fund of Maryland(R)
 The Tax-Exempt Fund of Virginia(R)

* MONEY MARKET FUNDS
 Seek stable monthly income through money market instruments
 The Cash Management Trust of America(R)
 The Tax-Exempt Money Fund of America(SM)
 The U.S. Treasury Money Fund of America(SM)

The Capital Group Companies

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Litho in USA BG/AL/5576
Lit. No. EUPAC-011-0502

(C)2002 American Funds Distributors, Inc.
Printed on recycled paper